UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K/A
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009
_______________________

CIT GROUP INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________

505 Fifth Avenue
New York, New York 10017

(Address of principal executive offices) (Zip Code)
_______________________

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth below under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.  This Amendment No. 1 is being filed solely to include the appendices, schedules and exhibits to the Amended and Restated Credit Facility, which are attached hereto, along with the Amended and Restated Credit Facility, as Exhibit 4.1.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CIT Group Inc.  ("CIT" or the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K filed on July 30, 2009, which disclosed  that on July 29, 2009, the Company and certain of its subsidiaries entered into an Amended and Restated Credit and Guaranty Agreement for up to $3 billion with Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto (the "Amended and Restated Credit Facility").

The foregoing description of the Amended and Restated Credit Facility and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated Credit Facility, a copy of which is attached hereto as Exhibit 4.1 and the terms of which are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
4.1
Amended and Restated Credit and Guaranty Agreement, dated as of July 29, 2009, among CIT Group Inc., certain subsidiaries of CIT Group Inc., the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and Barclays Capital, as sole lead arranger, sole bookrunner and syndication agent (together will all appendices, schedules and exhibits).

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2009

CIT GROUP INC.

By:	/s/ Joseph M. Leone
	Name:	Joseph M. Leone
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1
Amended and Restated Credit and Guaranty Agreement, dated as of July 29, 2009, among CIT Group Inc., certain subsidiaries of CIT Group Inc., the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and Barclays Capital, as sole lead arranger, sole bookrunner and syndication agent (together will all appendices, schedules and exhibits).